Bank indebtedness	12 Months Ended
Mar. 30, 2013
Debt Disclosure [Abstract]
Bank indebtedness
6.	Bank indebtedness:

During fiscal 2012, the Company executed an amendment and extension of its $132 million senior secured revolving credit facility and $12.5 million senior secured term loan which were set to expire in December 2011. The $132 million senior secured revolving credit facility was amended and extended for a total of $115 million and bears interest at a floating rate of LIBOR plus 2.25% to LIBOR plus 3.0% (based on interest coverage and excess availability thresholds). Prior to the amendment, the $132 million senior secured revolving credit facility bore interest in the range of LIBOR plus 2.5% to LIBOR plus 3.0% (based on excess availability thresholds) for up to a $124 million tranche of the facility and in the range of LIBOR plus 4.5% to LIBOR plus 5.0% (based on excess availability thresholds) for an $8 million tranche of the facility. During fiscal 2012, in conjunction with the amendment and extension of the senior secured revolving credit facility, the Company’s $12.5 million senior secured term loan bearing interest at the greater of 16% per annum or one-month LIBOR plus 12% was also amended and extended for a total of $18 million and is subordinated in lien priority to the senior secured revolving credit facility and bearing interest at a rate of the greater of 11% per annum or one-month LIBOR based rate plus 8%. In August 2012, the Company renegotiated the interest rate charged on its $18 million senior secured term loan reducing the interest rate to the greater of 9.5% per annum or one-month LIBOR plus 6.5%. These two credit facilities have a four-year term expiring in June 2015 and will be used to finance working capital, capital expenditures and provide liquidity to fund the Company’s day-to-day operations and for other general corporate purposes. The amended senior secured credit facilities provide that no financial covenants, other than the Company’s limitations on paying dividends, are required to be met other than maintaining positive excess availability at all times.

As of March 30, 2013 and March 31, 2012, bank indebtedness consisted solely of the Company’s senior secured revolving credit facility which had an outstanding balance of $67.3 million and $61.6 million, respectively. The senior secured revolving credit facility is collateralized by substantially all of the Company’s assets. The Company’s ability to fund its operations and meet its cash flow requirements is dependent upon its ability to maintain positive excess availability under its senior credit facilities. Under the terms of the amended and restated facilities, both the senior secured revolving credit facility administrative agent and the senior secured term loan administrative agent may impose, at any time, discretionary reserves, which would lower the level of borrowing availability under the Company’s senior secured revolving credit facility (customary for asset based loans), at their reasonable discretion, to: i) ensure that the Company maintain adequate liquidity for the operation of its business, ii) cover any deterioration in the amount or value of the collateral, and iii) reflect impediments to the lenders to realize upon the collateral.

There is no limit to the amount of discretionary reserves that the Company’s senior secured revolving credit facility administrative agent may impose at its reasonable discretion. However, the Company’s senior secured term loan administrative agent’s ability to impose discretionary reserves at its reasonable discretion is limited to 5% of the term loan borrowing capacity. No discretionary reserves were imposed during fiscal 2013, 2012 and 2011.

While the Company’s senior secured revolving credit facility lenders or their administrative agent have not historically imposed such a restriction, it is uncertain whether conditions could change and cause such a reserve to be imposed in the future. In addition, the value of the Company’s inventory is periodically assessed by its lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased. Another factor impacting the Company’s excess availability includes, among others, changes in the U.S. and Canadian dollar exchange rate, which could increase or decrease the Company’s borrowing availability. Furthermore, a $12.5 million and a $5.0 million seasonal availability block is imposed by the senior secured revolving credit facility administrative agent and the senior secured term loan administrative agent each year from December 20th to January 20th and from January 21st to February 10th, respectively, and both the Company’s senior secured revolving credit facility and the senior secured term loan are subject to cross default provisions with all other loans by which if the Company is in default with any other loan, the default will immediately apply to both the senior secured revolving credit facility and the senior secured term loan. As of March 30, 2013, a 100 basis point strengthening or weakening of the Canadian versus the U.S. dollar would cause an approximate $369,000 increase or decrease in the amount of excess availability. The Company’s excess availability was $16.4 million as of March 30, 2013.

The senior secured revolving credit facility also contains limitations on the Company’s ability to pay dividends, more specifically, among other limitations, the Company can pay dividends only at certain excess borrowing capacity thresholds and the aggregate dividend payment for the twelve-month period ended as of any fiscal quarter cannot exceed 33% of the consolidated net income for such twelve-month period. Additionally, the Company is required to maintain a fixed charge coverage ratio of at least 1.30 to 1.00 and a minimum excess availability of $30 million in order to qualify for payment of dividends. Besides these financial covenants related to paying dividends, the terms of this facility provide that no financial covenants are required to be met.

The information concerning the Company’s senior secured credit facility is as follows:

	Fiscal Year Ended
	March 30, 2013	March 31, 2012
	(In thousands)
Maximum borrowing outstanding during the year	$100,548	$88,143
Average outstanding balance during the year	$78,371	$71,045
Weighted average interest rate for the year	3.6%	3.6%
Effective interest rate at year-end	3.6%	3.6%

As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code (Québec) of $246,160,000 (Cdn$250,000,000); (v) lien on machinery, equipment and molds and dies; and (vi) a pledge of trademarks and stock of the Company’s subsidiaries.